                                   EX 1.(10)
                                                                Life Application
                                                               Use Dark Ink Only
[PARAGON LOGO APPEARS HERE]

   100 South Brentwood
   St. Louis, MO 63105

1. PROPOSED INSURED
--------------------------------------------------------------------------
First Name                 Initial              Last Name
    /    /
--------------------------------------------------------------------------
Date of Birth           State of Birth       Sex  [ ] Male [ ] Female
(   )    -                                  (   )      -
--------------------------------------------------------------------------
Day Phone Number                            Evening Phone Number
      -    -
--------------------------------------------------------------------------
Social Security Number

--------------------------------------------------------------------------
Home Address (Number, Street and Apt. #)

--------------------------------------------------------------------------
City                              State                    Zip

--------------------------------------------------------------------------
Occupation                     Earned Income             Net Worth

--------------------------------------------------------------------------
Best days and time to call
Days: ___________________           ________    [ ] a.m.   [ ] p.m.
                                      Time
--------------------------------------------------------------------------

2. REPLACEMENT

--------------------------------------------------------------------------
Will this application replace or change any existing life insurance or
annuity?                                        [ ] Yes    [ ] No

Is this to be considered for a "Section 1035 Exchange?"
                                                [ ] Yes    [ ] No
--------------------------------------------------------------------------

3. BENEFICIARY
--------------------------------------------------------------------------
                         /    /
--------------------------------------------------------------------------
Primary              Date of Birth        Relationship             %Share
                         /    /
--------------------------------------------------------------------------
Primary              Date of Birth        Relationship             %Share
                         /    /
--------------------------------------------------------------------------
Primary              Date of Birth        Relationship             %Share
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                         /    /
--------------------------------------------------------------------------
Contingent           Date of Birth        Relationship             %Share
                         /    /
--------------------------------------------------------------------------
Contingent           Date of Birth        Relationship             %Share
--------------------------------------------------------------------------

4. HEALTH STATUS
--------------------------------------------------------------------------
Have you been hospitalized within the previous 90 days?
                                                [ ] Yes    [ ] No

Have you used tobacco in any form within the last 12 months?
                                                [ ] Yes    [ ] No
--------------------------------------------------------------------------

5. OWNERS
If different than Proposed Insured
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Owner's First Name             Initial              Last Name

--------------------------------------------------------------------------
Owner's Relationship to Proposed Insured

--------------------------------------------------------------------------
Owner's Address (Number, Street and Apt. #)

--------------------------------------------------------------------------
City                State            Zip                Telephone Number

--------------------------------------------------------------------------
Owner's Social Security Number or Tax ID Number
--------------------------------------------------------------------------

6. PLAN, BENEFITS & RIDERS
--------------------------------------------------------------------------

Paragon - VUL
--------------------------------------------------------------------------
Plan Name                                          Desired Policy Date

--------------------------------------------------------------------------
Face Amount                                    Proposed Effective Date

Benefit Riders (If available on plan selected)
  [ ] Accelerated Death Benefit Settlement Option Rider
  [ ] Waiver of Deductions
  [ ] Extended Maturity Rider

Method of Payment and Premium (check one)
  [ ] One Payment   $____________
  [ ] Annual        $____________/yr
  [ ] Monthly*      $____________/mo
  (* Available only through electronic ACH.  Requires premium charge authorization form)

Policy Option
  [ ] Option A (Level)         default for One Payment
  [ ] Option B (Increasing)    default for Annual or Monthly
--------------------------------------------------------------------------

33136                                                                          1
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

[PARAGON LOGO APPEARS HERE]

  100 South Brentwood
  St. Louis, MO 63105

                         7. VARIABLE LIFE INFORMATION

1.  Suitability Information:
       a.  Have you received the Paragon prospectus for the policy applied for?                   [ ] Yes    [ ] No

           Date of Prospectus:                  /      /
                                      --------------------------
           Date of any supplement:              /      /
                                      --------------------------

       b.  Have you received a prospectus for the underlying funds of the policy applied for?     [ ] Yes    [ ] No

       c.  Do you understand that:

           (i)   the death benefit and cash surrender value will increase or decrease depending on investment experience, and

           (ii)  there is no guaranteed cash surrender value?                                     [ ] Yes    [ ] No

       d.  Do you believe that the policy applied for meets your insurance objectives
           and your anticipated financial needs?                                                  [ ] Yes    [ ] No

2.  Net Premium Allocation (0 or minimum of 10%.  Percentages must be in whole numbers and total 100%); Default is
    100% Money Market Portfolio:

       [(117)  Fidelity VIP- Growth Portfolio............................................................        %]

       [(116)  Fidelity VIP- Equity-Income Portfolio.....................................................        %]

       [(118)  Fidelity VIP II- Index 500 Portfolio......................................................        %]

       [(119)  Fidelity VIP II- Contrafund Portfolio.....................................................        %]

       [(127)  MFS - Emerging Growth.....................................................................        %]

       [(120)  Putnam - PVT High Yield Portfolio.........................................................        %]

       [(123)  Putnam - PVT New Opportunities Portfolio..................................................        %]

       [(122)  Putnam - PVT Income Portfolio.............................................................        %]

       [(121)  Putnam - PVT Voyager Portfolio............................................................        %]

       [(114)  Scudder - SVSI Money Market Portfolio.....................................................        %]

       [(115)  Scudder - SVSI International Portfolio....................................................        %]

       [(124)  T. Rowe Price - New America Growth Portfolio..............................................        %]

       [(125)  T. Rowe Price - Personal Strategy Balanced Portfolio......................................        %]

       [(126)  T. Rowe Price - Limited-Term Bond Portfolio...............................................        %]

       [(183)  General Account...........................................................................        %]

33136                                                                          2
(5/01)

--------------------------------------------------------------------------------
Endorsement/Remarks (Not applicable in Pennsylvania):



--------------------------------------------------------------------------------

I represent that the answers and                                 I authorize any physician, medical
statements in this application                                   practitioner, hospital or medically
consisting of all Parts, and any                                 related facility, insurance company,
amendments, are true, complete and                               the Medical Information Bureau
correctly recorded.  I acknowledge                               ("MIB") or any other institution or
that the Company will rely on these                              person having any records or
answers and statements in                                        knowledge of me or of my health, to
determining whether, and on what                                 give such information to Paragon
terms, to issue a policy.  I                                     Life, if they choose to request such
understand if any answers and/or                                 information, or its reinsurers to
statements are false, incomplete or                              determine eligibility for insurance.
incorrectly recorded, any policy                                 I understand information obtained
issued may be void.  I agree any                                 will only be released to reinsurers,
policy based on this application                                 the MIB, persons performing services
shall not take effect unless and                                 in connection with my application or
until:  a) the policy is issued                                  claim or as lawfully required.  I
during the lifetime of the Proposed                              agree that this authorization is
Insured and  b) the first full                                   valid for 26 months, that a photocopy
premium is received by the Company                               of it is as valid as the original and
during the lifetime of the Proposed                              that I may request a copy of this
Insured.  I understand that no agent                             authorization.  I understand and
or broker is authorized to accept                                agree that the Company is under no
risks or pass upon insurability, to                              obligation to pay a claim under the
make or modify contracts or to waive                             policy applied for unless my
any of the Company's rights or                                   beneficiaries provide the Company
requirements.  I understand that no                              with this same authorization in the
waiver or modification shall be                                  event of a claim.
binding upon the Company unless in
writing and signed by the president
or vice president.

Agent:  To the best of your knowledge
is the insurance applied for
intended to replace any existing
insurance or annuity? [ ] Yes  [ ] No


X ----------------------------------------------------       X  ----------------------------------------------------------------
  Agent's Name (please print)                                   Signature of Proposed Insured          Date

X ----------------------------------------------------       X  ----------------------------------------------------------------
  Signature of Agent            Agent No.                       Signature of Owner

X ----------------------------------------------------       X  ----------------------------------------------------------------
  State Where Signed                                            Signature of Applicant (if other than Proposed Insured or Owner)

X ----------------------------------------------------       X  ----------------------------------------------------------------
  Broker-Dealer Registered Principal      Date                  State Where Signed











33136                                                                          3
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